AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT made effective as of this 31st day of July, 2010, under the laws of British Columbia,

BETWEEN:

(Parties)

PURCHASER:

Randall Farr, President
Tangerine Holdings Inc (Nevada)
5541 Prospero Lane
Herriman, Utah, United States of America 84096

VENDOR:

David Zamida, Mineral Project Manager
1291788 Ontario Inc. o/a BC Gold and BCgold.com
PO Box 1057 TD Station 77 King Street West M5K 1P2
Toronto Ontario Canada T 250-999-1221 F 416-946-1456

1. Description of Property:

The above named PURCHASER agrees to purchase from VENDOR, the properties (“Property”) legally described as:

Mineral Tenures 774203 and 774282 576.87 hectares NTS Map 104B In the Province of British Columbia, Canada.

2. Purchase Price (all figures in CAN$)

Purchase Price $5,000.00
Less Deposit $2,500.00.00

Payment Schedule
July 31st, 2010: $2,500 (Down payment)
October 21st, 2010: $2,500 (Balance)

Subject to a 1% net smelter returns royalty, described further in Schedule B of this agreement.

The above Deposit is tendered by Purchaser with this offer, in the form of ____________ [cash / negotiable cheque / certified funds / electronic bank transfer / Paypal] to be credited toward the Purchase Price under this agreement.

3. Title

Vendor shall transfer title upon completion of the payment schedule. The Purchaser must, prior to the date of transfer, obtain an individual or corporate Free Miner Certificate from the Mineral Titles Office in British Columbia, with a BCeID assigned by their office to accept the title transfer. The purchaser is responsible for cost incurred for such licensure. Arrangements may be negotiated in a between the Vendor and Purchaser for the Vendor to retain title past the completion date of this agreement.

4. Completion Date

The transaction shall be completed on or before the 31st day of October, 2010 (the “Completion Date”). Vendor and Purchaser each acknowledge that the delivery and release of tenure and money may not occur contemporaneously with the registration of the transfer.

5. H.S.T.

If this transaction is subject to Harmonized Sales Tax (H.S.T.), then such tax shall be the sole responsibility of the Purchaser, and this Agreement does not include H.S.T. payable, if any, on the Purchase Price, chattels, or other goods and services. If this transaction is not subject to H.S.T., Vendor agrees to certify, to the best of Vendor’s knowledge and belief on or before the Completion Date, that the transaction is not subject to H.S.T. Purchaser shall not rely upon Vendor’s certification, but Purchaser shall seek appropriate legal and/or tax advice and shall make its own determination.

6. Possession

Upon the Vendors satisfaction of completion of terms and schedule under Part 3 of this agreement and on or before the Completion Date, the Vendor shall deliver full possession of the Property through electronic registration of title in favour of the Purchaser through the electronic registry Mineral Titles Online (MTO) available at https://www.mtonline.gov.bc.ca

7. Risk

The Property will be and remain at the risk of the Vendor until the time of transfer on the Completion Date. After that time, the Property will be at the risk of the Purchaser.

8. Vendor’s Representations and Warranties

The Vendor hereby warrants and represents to the Purchaser as follows:

(a) Mineral Tenure Act. The property is subject to the provisions of the Mineral Tenure Act, the Mineral Tenure Act Regulations and the Mines Act.

9. Tender

Any tender of documents to be delivered or money payable hereunder may be made upon the Vendor or the Purchaser on the Completion Date. Money shall be tendered by electronic bank transfer, cheque, cash, bank draft, Pay Pal or certified cheque (or their equivalent) drawn on a chartered Canadian bank, Trust Company, Credit Union or Caisse Populaire.

10. Notices

Any notice relating hereto or provided for herein shall be in writing. This offer, notice of acceptance thereof, or any notice shall be deemed given and received when hand delivered to the address for service provided herein or, where a facsimile number is provided, when transmitted electronically to such facsimile number. The address for service for each of Purchaser and Vendor shall be the address for service of the respective parties as set out in the Acknowledgement section hereof.

11. General Provisions

(a) This Agreement, including any schedules attached hereto, constitute the entire agreement between Purchaser and Vendor with respect to the transaction contemplated by this Agreement.

(b) There are no warranties, representations, guarantees, promises, or agreements between the Purchaser and Vendor other than those set out in this Agreement.

(c) All warranties and representations contained in this Agreement shall survive the completion of the transaction, unless otherwise stated in this Agreement.

(d) Any reference to a party herein includes that party’s heirs, executors, administrators and assigns.

(e) Time shall in all respects be of the essence in this agreement. In event of a written agreement of extension, time shall continue to be of the essence.

12. Irrevocability

This Offer shall be irrevocable by Purchaser until 12:01 AM on the 31st day of July, 2010 , after which time, if not accepted, this Offer shall be null and void.

THIS AGREEMENT SHALL BE A BINDING AGREEMENT OF PURCHASE AND SALE ON THE TERMS AND CONDITIONS SET OUT HEREIN.

DATED at ____________________ this _____ day of ______________, _______.

Signature of Purchaser_____________________________

Print Name______________________________________

Address________________________________________

Home Phone ____________________________________

Work Phone_____________________________________

Facsimile________________________________________

Email___________________________________________

Witness Signature_________________________________

13. Acceptance

THE VENDOR HEREBY ACCEPTS THE ABOVE OFFER THIS _____ DAY OF ______________, _______, acknowledges receipt of the deposit, and agrees to complete the sale on the terms and conditions set out herein.

Signature of Vendor_______________________________

Print Name______________________________________

Address________________________________________

Home Phone _____________________________________

Work Phone______________________________________

Facsimile________________________________________

Email___________________________________________

Witness Signature_________________________________

14. Confirmation of Execution

Notwithstanding anything contained herein to the contrary, I confirm this Agreement with all changes both typed and written was finally executed by all parties at 12:01 AM on the______day of July, 2010.

Signature of Buyer______________________________________

15. Acknowledgement

I acknowledge receipt of my signed copy of this accepted Agreement of Purchase and Sale and I confirm that I will provide a signed copy to you. My address for service of notices and other documents hereunder is set out below.

Date:

VENDOR’S SIGNATURE:_______________________________

David Zamida, Mineral Project Manager
1291788 Ontario Inc. o/a BC Gold and BCgold.com
PO Box 1057 TD Station 77 King Street West M5K 1P2
Toronto Ontario Canada T 250-999-1221 F 416-946-1456

I acknowledge receipt of my signed copy of this accepted Agreement of Purchase and Sale. My address for service of notices and other documents hereunder is set out below.

Date:

BUYER’S SIGNATURE:_______________________________

Randall Farr, President
Tangerine Holdings Inc (Nevada)
5541 Prospero Lane
Herriman, UT 84096